Other current assets	12 Months Ended
Dec. 31, 2023
Other current assets
Other current assets

7. Other current assets

	December 31,	December 31,
	2023	2022
Other financial assets	848	3,165
Trade and other receivables	110,361	416,875
Contract asset (Indivior PLC)	40,907	181,441
Prepayments	217,008	270,394
Total other current assets	369,124	871,875

Other current assets decreased by CHF 0.5 million as of December 31, 2023 compared to December 31, 2022 mainly due to a decrease of CHF 0.4 million in the combined amount of contract assets, trade and other receivables, primarily related to the research agreement with Indivior for CHF 0.3 million and to the grant from Eurostars/Innosuisse for CHF 0.1 million. The Group applies the IFRS 9 simplified approach to measuring expected credit losses (“ECL”), which uses a lifetime expected loss allowance for all contract assets, trade receivables and other receivables. The Group has considered that the contract asset, trade receivables and other receivables have a low risk of default based on historic loss rates and forward-looking information on macroeconomic factors affecting the ability of the third parties to settle invoices. As a result, expected loss allowance has been deemed as nil as of December 31, 2023, 2022 and 2021.